AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the inclusion in this Amendment #2 to the Registration Statement on Form SB-2 of Universal Detection Technology of our report dated February 4, 2004 and July 27, 2004 relating to the financial statements of Universal Detection Technology and to the reference made to our firm under the caption "Experts" included in or made part of this Amendment #2 to the Registration Statement on Form SB-2.





                                               /s/ AJ. ROBBINS, P.C.
                                               ---------------------------------
                                               AJ. ROBBINS, P.C.
                                               CERTIFIED PUBLIC ACCOUNTANTS







DENVER, COLORADO
NOVEMBER 3, 2004